UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2009

CALLAWAY GOLF COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road, Carlsbad, California	92008-7328
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (760) 931-1771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 10, 2009, the Company issued a press release entitled, “Callaway Golf Announces Date of Special Meeting of Shareholders,” which is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press Release, dated July 10, 2009, entitled “Callaway Golf Announces Date of Special Meeting of Shareholders.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY
(Registrant)

Date:	July 10, 2009	By:	/s/ Steven C. McCracken
Steven C. McCracken
Senior Executive Vice President
and Chief Administrative Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 10, 2009, entitled Callaway Golf Announces Date of Special Meeting of Shareholders.”